Exhibit 10.6

Assignment Agreement

This Assignment Agreement is made and entered into by and among the parties listed below dated on August 4, 2009 in Beijing.

Party A: HK Frank Education Investment and Management Limited, a limited liability company which is established under the law of Hong Kong Special Administrative Region (“HK Frank”).

Party B:Tianjin Frank Education Consultancy Co., Ltd., a wholly foreign-owned enterprise incorporated in accordance with the PRC Law (“WFOE”)

Party C: Zhengmao Hu, a citizen of China with Chinese identification Card No. 410221197004140213

Party D: Min Hu, a citizen of China with Chinese identification Card No. 41071119640703102X

Party E: Beijing Frank Education Investment and Management Limited, limited liability company which is established under the law of PRC (“Beijing Frank”).

WHEREAS,

On January 4, 2008, HK Frank, Beijing Frank, Min Hu and Zhengmao Hu entered into a series of agreements including loan agreement, management and service agreement, share option agreement, share pledge agreement and power of attorney (“Original Contractual Arrangements”).

WFOE is the wholly-owned subsidiary directly owned by HK Frank within the territory of the People’s Republic of China. In order to run the business of HK Frank operatively in China, HK Frank desires to assign all of its rights and obligations under Original Contractual Arrangements to WFOE. WFOE desires to accept the same.

It is agreed as follows:

1.	HK Frank does hereby assign any and all of its rights and obligations under the Original Contract Arrangements to WFOE in which case WFOE shall have the rights and obligations as if it were the original party to the Original Contractual Arrangements. WFOE does hereby agree and confirm to accept the same.

2.	Party C, Party D and Party E will do its reasonable commercial endeavors to cooperate HK Frank for execution of relevant agreements or other documents relating to this assignment as HK Frank’s request.

3.	Party B, Party C, Party D and Party E agree to update the Original Contract Arrangement in the form satisfactory to HK Frank as follows:

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3.1	On August 4, 2009, WFOE entered into Loan Agreement with the shareholders of Beijing Frank which superseded the Loan Agreement entered into by and among HK Frank and the shareholders of Beijing Frank dated on January 4, 2008;

3.2	On August 4, 2009, WFOE entered into Management and Service Agreement with Beijing Frank which renewed and amended Management and Service Agreement entered into by and among HK Frank and Beijing Frank dated on January 4, 2008;

3.3	On August 4, 2009, WFOE entered into Share Pledge Agreement with Beijing Frank and the shareholders of Beijing Frank which superseded the Share Pledge Agreement entered into by and among HK Frank, Beijing Frank and the shareholders of Beijing Frank dated on January 4, 2008;

3.4	On August 4, 2009, WFOE entered into Equity Transfer Exclusive Option Agreement with Beijing Frank and the shareholders of Beijing Frank which superseded Share Option Agreement entered into by and among HK Frank, Beijing Frank and the shareholders of Beijing Frank dated on January 4, 2008;

3.5	On August 4, 2009, WFOE entered into Power of Attorney and Proxy Agreement with Beijing Frank and the shareholders of Beijing Frank which superseded Power of Attorney dated on January 4, 2008.

3.6	On August 4, 2009, Tianjin Frank entered into management and service agreements respectively with the Branch of Suixian Senior High School, the Branch of Suixian Hui High School and Shandong International Polytechnic School of Translation, in which Tianjin Frank provide the relevant management services to three Schools and in exchange for services fees from three Schools during the terms of the relevant agreements.

This Agreement shall become effective on the date thereof. Each party has one copy with equal legal validity.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by the authorized representative on the day and year herein above first written.

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Signature Page

HK Frank Education Investment and Management Limited (Chop)

Signing:	/s/
Name:	Zhou Yu
Title:	Authorized representative

Tianjin Frank Education Consultancy Co., Ltd.,

Signing:	/s/
Name:	Zhou Yu
Title:	Authorized representative

Zhengmao Hu

Signing:	/s/

Min Hu

Signing:	/s/

Beijing Frank Education Investment and Management Limited

Signing:	/s/
Name:	Min Hu
Title:	Authorized representative

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